UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

8 Marina View, Asia Square Tower 1
#41-03, Singapore	018960
(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On February 20, 2024, L Catterton Asia Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC” or “LCAA”) issued a press release announcing that the previously proposed Business Combination (as defined below) is expected to be completed on February 22, 2024. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibits 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of LCAA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1.

Item 8.01	Other Events

As previously announced, on January 31, 2023, LCAA, Lotus Technology Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company” or “Lotus Tech”), Lotus Temp Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Lotus Tech (“Merger Sub 1”), and Lotus EV Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Lotus Tech (“Merger Sub 2”) entered into the Agreement and Plan of Merger (as amended and restated by the First Amended and Restated Agreement and Plan of Merger, dated as of October 11, 2023 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, (i) Merger Sub 1 will merge with and into LCAA (the “First Merger”), with LCAA surviving the First Merger as a wholly owned subsidiary of Lotus Tech (the surviving entity of the First Merger, “Surviving Entity 1”), and (ii) immediately following the consummation of the First Merger, Surviving Entity 1 will merge with and into Merger Sub 2 (the “Second Merger”, and together with the First Merger, collectively, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Lotus Tech (the transactions contemplated by the Merger Agreement, including the Mergers, collectively, the “Business Combination”).

Filing with CSRC

As described in the definitive proxy statement/prospectus filed with the SEC by LCAA and Lotus Tech on January 12, 2024, in connection with the Business Combination and Lotus Tech’s listing, Lotus Tech is required to make a filing with the China Securities Regulatory Commission (the “CSRC”) and to comply with the other requirements pursuant to the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies promulgated by the CSRC on February 17, 2023.

On February 8, 2024, the CSRC has concluded the filing procedures and published the filing results on the CSRC website.

Subscription Agreements

On February 15, 2024, Lotus Tech entered into a subscription agreement with a third-party investor pursuant to which such investor agreed to subscribe for and purchase 1,500,000 ordinary shares of Lotus Tech for US$10.00 per share on terms and conditions substantially similar to those contained in the other subscription agreements previously entered into by Lotus Tech and the PIPE investors.

Separately, a PIPE investor which previously committed to subscribing for and purchasing certain ordinary shares of Lotus Tech for a total investment amount of approximately US$3,000,000 has elected to terminate such investment commitment.

Forward-Looking Statements

This current report (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to LCAA and Lotus Tech.

All statements other than statements of historical fact contained in this Current Report are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of LCAA and Lotus Tech, which involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this Current Report, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Although each of LCAA and Lotus Tech believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of LCAA and Lotus Tech caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the definitive proxy statement/prospectus in the registration statement on Form F-4 relating to the proposed transaction filed by Lotus Tech with the SEC and other documents filed by LCAA or Lotus Tech from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Neither LCAA nor Lotus Tech can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from LCAA shareholders or satisfy other closing conditions in the Merger agreement, the occurrence of any event that could give rise to the termination of the Merger agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by LCAA public shareholders, costs related to the transaction, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in the registration statement on Form F-4 filed by Lotus Tech with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K of LCAA and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by LCAA or Lotus Tech, their respective directors, officers or employees or any other person that LCAA or Lotus Tech will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of LCAA and Lotus Tech as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while LCAA and Lotus Tech may update these forward-looking statements in the future, LCAA and Lotus Tech specifically disclaim any obligation to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of LCAA and Lotus Tech as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, Lotus Tech has filed a registration statement on Form F-4 with the SEC that includes a prospectus with respect to Lotus Tech’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of LCAA to vote on the proposed transaction, which was declared effective on January 12, 2024. Shareholders of LCAA and other interested persons are encouraged to read the definitive proxy statement/prospectus as well as other documents to be filed with the SEC because these documents contain important information about LCAA and Lotus Tech and the proposed transaction. Shareholders of LCAA are also able to obtain a copy of the Form F-4, including the definitive proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: L Catterton Asia Acquisition Corp, 8 Marina View, Asia Square Tower 1, #41-03, Singapore or, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

LCAA and Lotus Tech and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of LCAA and their ownership is set forth in LCAA’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of LCAA’s shareholders in connection with the potential transaction is set forth in the registration statement containing the definitive proxy statement/prospectus filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to L Catterton Asia Acquisition Corp, 8 Marina View, Asia Square Tower 1, #41-03, Singapore.

No Offer and Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of LCAA or Lotus Tech, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
99.1	Press Release issued by Lotus Technology Inc. and L Catterton Asia Acquisition Corp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2024

L CATTERTON ASIA ACQUISITION CORP

By:	/s/ Chinta Bhagat
Name:	Chinta Bhagat
Title:	Co-Chief Executive Officer and Chairman